Statement of Additional Information (SAI) Supplement American Century Variable Portfolios II, Inc. (SAI dated May 1, 2015)
Supplement dated April 4, 2016
The Board of Directors has requested that the following matter be submitted to shareholders of the fund for approval at a Special Meeting of Shareholders to be held on June 13, 2016.

Shareholders of the fund will be asked to consider and act upon a proposal to elect four members to the fund's Board of Directors for indefinite terms, subject to termination or resignation. The nominees include two current members of the board, Tanya S. Beder and Jeremy I. Bulow, and two current advisory members to the Board, Anne Casscells and Jonathan D. Levin.

The record date for the meeting is April 1, 2016. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about April 18, 2016.

The following entries are added to the Management chart under Board of Directors on page 26 of the SAI.

Name (Year of Birth)	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Advisory Board Members
Anne Casscells(1958)	Advisory Board Member	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001-present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009-present)	45	None
Jonathan D. Levin (1972)	Advisory Board Member	Since 2016	Holbrook Working Professor of Price Theory, Stanford University, (2000-present); Chair, Department of Economics, Stanford University (2011-2014)	45	None
The following entries are added to the Qualifications of Directors section on page 27 in the SAI.
Anne Casscells: BA in British Studies, Yale University; MBA, Stanford Graduate School of Business; formerly Chief Investment Officer and Managing Director of Investment Policy Research, Stanford Management Company; formerly Vice President, Fixed Income Division, Goldman Sachs
Jonathan D. Levin: BA in English, BS in Mathematics, Stanford University; MPhil in Economics, Oxford University; PhD in Economics, Massachusetts Institute of Technology; Director of the Industrial Organization Program, National Bureau of Economic Research (2014-present); Senior Fellow, Stanford Institute for Economic Policy Research (2009-present)
The following is added as a new section after the Responsibilities of the Board section on page 28 in the SAI.
The Advisory Board
The funds also have an Advisory Board. Members of the Advisory Board, if any, function like fund directors in many respects, but do not possess voting power. Advisory Board members attend all meetings of the Board of Directors and the independent directors and receive any materials distributed in connection with such meetings. Advisory Board members may be considered as candidates to fill vacancies on the Board of Directors.

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